UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2013

AMERICAN EQUITY
INVESTMENT LIFE HOLDING COMPANY

(Exact Name of Registrant as Specified in its Charter)

Iowa	001-31911	42-1447959
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

6000 Westown Parkway, West Des Moines, Iowa 50266

(Address of Principal Executive Offices)  (Zip Code)

(515) 221-0002

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events.

In a press release on August 23, 2013, American Equity Investment Life Holding Company (the “Company”) announced that it commenced an exchange offer for any and all of the Company’s outstanding 3.50% Convertible Senior Notes due 2015 and any and all of the Company’s 5.25% Contingent Convertible Senior Notes due 2029. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99.1

Press Release dated August 23, 2013, announcing the commencement of an exchange offer for any and all of the Company’s outstanding 3.50% Convertible Senior Notes due 2015 and any and all of the Company’s 5.25% Contingent Convertible Senior Notes due 2029.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 23, 2013	AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

	By:	/s/ John M. Matovina
	Name:	John M. Matovina
	Title:	Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

99.1

Press Release dated August 23, 2013, announcing the commencement of an exchange offer for any and all of the Company’s outstanding 3.50% Convertible Senior Notes due 2015 and any and all of the Company’s 5.25% Contingent Convertible Senior Notes due 2029.